First BanCorp (NYSE: FBP) Overview December 2007

Disclaimer This presentation has been prepared by First BanCorp to provide current information, including preliminary financial information, about its operations and includes information that has not been included in any report previously filed with the Securities and Exchange Commission. The financial information has not been audited or reviewed by First BanCorp's independent registered public accounting firm and reflects First BanCorp's estimates and judgments at this time. In addition, the presentation includes information with respect to the future development of the business and future financial results which, by its very nature, is subject to risks, factors and circumstances that could affect the realization of those developments or results. The Corporation wishes to caution readers not to place undue reliance on any such "forward-looking statements," which speak only as of the date made, and to advise readers that various factors, including, the deteriorating economic conditions in Puerto Rico, interest rate risk relating to the secured loans to Doral Financial Corporation and R&G Financial Corporation, the continued repayment by Doral and R&G Financial of their outstanding loans, the impact on net income of the reduction in net interest income resulting from the repayment of a significant amount of the commercial loans to Doral, the impact of the consent orders on the Corporation's future operations and results, the Corporation's ability to continue to implement the terms of the consent order with the Federal Reserve System, FirstBank's ability to issue brokered certificates of deposit, its liquidity, the ability to fund operations, changes in the interest rate environment, the deteriorating regional and national economic conditions, including the risks arising from credit and other risks of the Corporation's lending and investment activities, particularly the condo conversion loans in its Miami Agency, competitive and regulatory factors and legislative changes, could affect the Corporation's financial performance and could cause the Corporation's actual results for future periods to differ materially from those anticipated or projected. The Corporation does not undertake, and specifically disclaims any obligation, to update any "forward-looking statements" to reflect occurrences or unanticipated events or circumstances after the date of such statements.

Management Presenters

Management Presenters

Agenda Recent Developments Corporate Overview PR Overview Florida Overview Eastern Caribbean Overview Investment Portfolio and Funding 2008 and Beyond Asset Quality Stock Performance

First BanCorp Recent Developments July 2007: The Corporation filed with the SEC 2006 financial statements on Form 10-K July 2007: First BanCorp announced that the Corporation's annual meeting of stockholders' would be held on October 31, 2007. The record date for the determination of stockholders entitled to vote at such meeting was September 14, 2007 August 2007: The Corporation announced that on August 1, 2007, the United States District Court for the District of Puerto Rico issued a "Preliminary Order" approving the stipulation of settlement filed in connection with the proposed settlement of the class action lawsuit brought on behalf of First BanCorp's shareholders against the Corporation in the amount of $74.25 million. The Corporation reflected in its financial statements for 2005 an accrual of $74.25 million for the potential settlement of the class action lawsuit; therefore, the payments in settlement of the class action lawsuit had no impact on earnings and capital of the Corporation in 2007 August 2007: The Corporation announced the approval by the Federal Reserve Board of the private placement offering with Scotiabank, issuing approximately 9.250 million shares of its common stock to Scotiabank at $10.25 per share, for a total purchase price of approximately $94.8 million. Later in the month, the Corporation announced the completion of the offering August 2007: The Corporation announced that it had reached an agreement with the Securities and Exchange Commission (SEC) to resolve the previously announced SEC investigation of the Corporation. Under the terms of the settlement, First BanCorp was to pay an $8.5 million civil penalty to the SEC. The Corporation accrued $8.5 million in 2005 for the potential settlement with the SEC August 2007: The Corporation filed Form 10-Q's for the quarters of 2006, 2005 and 2004 August 2007: The Corporation makes a $61 million deposit towards preliminary class action settlement order. September 2007: Final payment of SEC and Class Action settlements. November 2007: The Corporation announces lifting of mortgage-related and BSA Cease and Desist orders with the FDIC and OCIF.

Corporate Overview

First BanCorp Corporate Highlights Headquartered in San Juan, Puerto Rico Approximately 3,000 full time employees 153 branches, stand-alone offices and in-branch service centers Total assets of $17.1 billion as of September 30, 2007 Among the three largest financial holding companies headquartered in Puerto Rico and within the 50 largest bank holding companies in the US* Approximately 130 ATM machines and 475,000 customers A diversified financial institution based in Puerto Rico Commercial, consumer, mortgage and auto lending portfolios Insurance and auto rental/leasing Expanding franchise in southern Florida, the 3rd fastest growing state with a long term growth rate of approximately 3 times the national average Leading bank by assets in the US Virgin Islands and British Virgin Islands, combined * Source: Federal Reserve as of September 30, 2007

First BanCorp Business Highlights Diverse Business Mix Core lending franchise is comprised of corporate, commercial and consumer lending Full service and scale corporate, commercial and construction banking operations differentiate First BanCorp from most Island peers Additional scale businesses, including mortgage, auto lending, insurance and consumer finance Attractive Florida Franchise Strong growth in FirstBank Florida following its acquisition in 2005 and foothold in one of the nation's most attractive MSAs Leading Virgin Islands Franchise Dominant market share position in the US and British Virgin Islands

First BanCorp
Corporate Organizational Chart



First BanCorp
First BanCorp Overseas Branch (IBE)
FirstBank International Branch/ Miami Agency (IBE)
FirstBank Puerto Rico
FirstBank Insurance Agency
Ponce General
FirstBank Florida
First Leasing and Rental
First Federal Finance (d/b/a Money Express)
FirstMortgage
FirstBank Overseas (IBE)
First Insurance Agency USVI
First Express USVI

Notes:

- IBE: International Banking Entity
- Organizational chart shows the Corporation's main business entities

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(48) 2 16 First BanCorp Geographic Footprint (4) (Florida includes 1 Headquarters office and 1 Operations center.) (8)

First BanCorp Total Assets

First BanCorp Diversified Loan Portfolio: By Loan Type

First BanCorp Loans Receivable Composition Commercial Loans Residential Real Estate Loans Consumer Loans Commercial Loans to FI ** 12/31/1998 763731 303011 1053312 0 12/31/1999 1159128 473563 1112677 0 12/31/2000 1597176 478233 1152471 268559 12/31/2001 2067761 542679 1141295 555228 12/31/2002 2337936 896252 1281303 1119532 12/31/2003 2635905 1023188 1320525 2061437 12/31/2004 2961204 1322650 1572232 3841908 12/31/2005 4648530 2346945 2014140 3676314 12/31/2006 5424789 2772630 2134548 932013 9/30/2007 5589144 3003285 2086220 647827 *1998 - 1999 not restated ** Commercial loans to other financial institutions collateralized by mortgages Consistent Loan Growth in Key Business Segments * * CAGR 8% 30% 26%

Puerto Rico Virgin Islands Florida Residential Mortgage 2235732 416223 351330 Residential Mortgage Composition Fixed Rates * Adjustable Rate ** Residential Mortgage 2793811 209474 $3.0 Billion as of 9/30/07 By Type By Geography * Fixed Rates - Mainly 30yr fully amortizing. ** Adjustables - No teaser rates

First BanCorp Diversified Loan Portfolio: By Geography $1.5 Billion in U.S. Assets

Puerto Rico Overview

Puerto Rico Business Overview FirstBank Puerto Rico has 4 subsidiaries with operations in Puerto Rico: FirstMortgage-a residential mortgage loan origination company with 33 offices within FirstBank branches and at standalone sites First Federal Finance (d/b/a Money Express)-a small-loan consumer finance company with 40 offices in Puerto Rico First Leasing and Rental-a vehicle leasing and daily rental company with 9 offices in Puerto Rico FirstBank Overseas-an International Banking Entity under the International Banking Entity Act of Puerto Rico First Insurance Agency-an insurance agency with 4 offices that sell insurance products in the US Virgin Islands ("USVI") First Express-a small loan, consumer finance company with 4 offices in the USVI FirstBank Miami Loan Agency - a Miami based loan agency offering construction and commercial loans (consolidated within FirstBank Puerto Rico) FirstBank Puerto Rico has 2 subsidiaries and 1 agency with operations outside of Puerto Rico:

Puerto Rico Footprint Opportunities Within the Local Market Dark Green: Municipalities where FBP is present

Puerto Rico Market Share Opportunities Within the Local Market Share (Jun 07) Market Position Deposits Total Deposits 17.30% 2nd Total Deposits (Net of Brokered) 7.00% 6th Savings & CD's (w/o brokered, IRA & Keogh) 6.28% 7th Brokered CD's 33.40% 1st Government Deposits 7.01% 3rd Loans Corporate $5MM or more 27.73% 1st Commercial, $250M- $5MM 10.55% 2nd Commercial, Less than $250M 22.70% 2nd Commercial Real Estate 9.57% 3rd Construction 10.39% 5th Total Auto Loan and Leasing 17.99% 2nd Personal Loans 12.28% 3rd Small Loan Company (unsecured) 9.88% 4th * As of June 2007. Source: Commissioner of Financial Institutions of the Commonwealth of PR

Puerto Rico Wholesale Banking Diverse Wholesale Banking business with corporate, commercial banking, government & construction segments with strong pipeline First BanCorp has developed a broad product offering for its larger corporate customer base Institutions, government agencies and corporations Cash management product launched in 1998 Automated web-based system #3 in share of government deposit segment* Products include financing, capital markets, business management services and specialized services (including cash flow and asset-based transactions) As of June 2007*, FirstBank Puerto Rico had a 27.73% share and the #1 position among financial institutions on the Island for commercial, agricultural and industrial loans of $5 million or more which are defined as Corporate Banking* One of the largest Corporate Banking units on the Island Key focus on attracting and hiring experienced talent, as well as developing a faster and more agile credit decision-making process * As of June 2007. Source: Commissioner of Financial Institutions of the Commonwealth of PR

Puerto Rico Corporate and Commercial Lending Commercial Banking at both the Corporate and Middle Market levels is expected to continue as one of the Corporation's growth drivers in the near term In 2005, the Corporation initiated a strategy to cater customer needs in the middle market segment Significant opportunity for growth to this market as 84% of the outstanding principal balance (Puerto Rico only) represents corporate banking relationships Puerto Rico commercial market has been divided into four operating regions to better serve small and medium sized businesses: San Juan, Bayamon, Caguas and Ponce/ Mayaguez Proximity allows for stronger relationships and customer knowledge Each region has sales/marketing and credit officers *Corporate and Commercial Lending has shown a CAGR of 20.09% since 2003 Commercial Real Estate Lending has shown a CAGR of 5.85% since 2003

Puerto Rico Construction Lending Specializes in the interim construction financing of residential, industrial and commercial projects. Currently providing financing to approximately to 37 projects Construction Lending has shown a CAGR of 21.23% since 2003

Puerto Rico Mortgage Lending (FirstMortgage) Mortgage closings have shown a CAGR of 25.92% from 2003 to 2006, strengthened by the launch of First Mortgage in 2003. Residential Real Estate Lending has shown a CAGR of 37.62% since 2003 Puerto Rico's mortgage market has historically been dominated by Doral, R&G and Popular Mortgage, however, recent developments in the mortgage market are resulting in market share changes and more rational pricing Mortgage Lending Division has experienced tremendous growth since it became a separate division of FirstBank, FirstMortgage Increased focus on branch distribution network, as well as specialized units for realtors, mortgage brokers, developers and other specific customer groups Approximately 40% of originations are from branch locations Reduced volume over last year is a reflection of the contraction of the local housing market combined with tightened credit policies in the industry

Puerto Rico Auto Lending Auto Loans - CAGR of 16.84% A highly competitive and specialized business on the Island Four major participants: Banco Popular, Reliable, FirstBank and BBVA Strong #2 position with 17.99% market share (Puerto Rico) as of Sept. 2007* Also offers leasing and rental services through First Truck & Car Rental Business strategy integrates attractive commercial floor plan packages for the Bank's dealer customers to differentiate from other competitors As dealer relationships develop, FirstBank offers on-site loan officers able to provide approvals in 30 minutes or less Right of first refusal on retail sales The combined auto portfolio has declined 2.5% during 2007 in line with stricter credit policies implemented during 2006 and reduced sales in the auto industry. As of June 2007. Source: Commissioner of Financial Institutions of the Commonwealth of PR

Puerto Rico Consumer Lending Products Consumer Lending has shown a CAGR of 5.9% from 2003 to 2007. The Consumer Portfolio as of September 2007 remained flat with 2006 reflecting market conditions and tightened credit policies implemented by FBP Offers unsecured lending, credit lines and marine financing Currently #3 in market share Puerto Rico (personal loan segment) with approximately a $339 million portfolio in personal loans and marine* Successful in developing direct and indirect channels Focus on service - 15 minute reply on applications Consumer lending portfolio does not include credit card assets which were sold to MBNA (Bank of America) during 2003 - 2004 In partnership with Bank of America (FIA Card Services) to provide FirstBank branded credit cards 10 year financial institutions exclusivity rights for Puerto Rico market Revenue sharing and fee agreement Full range of credit card products Preferred, Gold, Platinum and Quantum Access to Bank of America credit card products As of June 2007. Source: Commissioner of Financial Institutions of the Commonwealth of PR

Puerto Rico Money Express Money Express has shown a CAGR of 11.06% since 2003. The portfolio has remained flat in line with stricter credit policies implemented during 2006. during 2006. Specializes in sub-prime unsecured personal lending Loans below $5,000, under Money Express Brand Loans over $5,000 under Prestamas Brand Puerto Rico market size is largely fixed (approximately $1.2 billion), so focus is on capturing market share from competitors FirstBank currently has a 9.88% market share as of June 2007* 3 branches opened in 2006, for a total of 37 branches at end of 2006 3 stand alone Prestamas branches As of June 2007. Source: Commissioner of Financial Institutions of the Commonwealth of PR

Puerto Rico Insurance Business Insurance Commissions have shown a CAGR of 25.96% since 2003 * (Annualized estimate) FirstBank Insurance has experienced growth since inception Leverage the insurance needs of customers across the Bank's business lines, including auto, mortgage, consumer and commercial Other key priorities are opening additional offices through FirstBank branches and selected auto dealers Recent efforts have focused on further developing the commercial insurance segment, particularly within the middle market

Florida Overview

Florida Total Operations Residential Mortgage Commercial Loans Condo Conv. Construction Consumer ** Auto 351 420 337 351 40 24 First BanCorp initiated its expansion into the mainland market with a Loan Agency in Coral Gables, Florida in the 4th quarter of 2004 The Miami Agency is part of FirstBank Puerto Rico With the acquisition of FirstBank Florida (formerly UniBank), First BanCorp entered into full banking services for consumers and small businesses FirstBank Florida is a subsidiary of First BanCorp As of September 2007, First BanCorp had total loans of approximately $1.5 billion in the Florida market, when combining the loans of both the Miami Agency and FirstBank Florida

Florida FirstBank Miami Agency FirstBank enters the US mainland market with focus on the Florida market by establishing a Loan Agency Office in November 2004 Miami loan production office offering construction and commercial loans throughout Florida Agency managed by experienced, seasoned construction lenders well known in the Florida banking community $741 million outstanding and $142 million in undisbursed commitments as of September 30, 2007, distributed among condo conversion, construction, commercial mortgages and pre- development land loans. Construction lending focus on the affordable housing and condo conversion market ($150K to $200K), primarily in the Miami Dade, Broward, Palm Beach, Tampa, Jacksonville and Orlando market areas Reduced exposure in condo conversion and construction financing

Florida
FirstBank Florida

- In March 2005, First BanCorp acquired Ponce General (parent of Unibank, later renamed FirstBank Florida)
  - Continued effort to expand Florida franchise beyond the Bank's Miami-based loan agency
- Branch network integration through FirstBank Florida branding
  - Anticipated de novo branching
- Emphasis on deposit product enhancement, electronic services and a shift in focus from operations to sales culture
  - Foster growth in the consumer credit business, leveraging existing partnership with MBNA (now Bank of America)
  - Broaden commercial lending franchise by targeting small to medium-sized businesses
- Currently operates 9 branches and 2 offices in the Orlando and Miami-Dade areas
  - $865 million in assets as of September 30, 2007



FirstBank Florida
Total Net Loans
(In Millions)
$475
$600
$683
$753
3/31/05
12/31/05
12/31/06
9/30/07
As of End of Period



Consumer **, 16, 2%
Auto, 24, 3%
Construction, 43, 6%
Residential Mortgage, $351 , 47%
Commercial Loans, 314, 42%

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1First BanCorp

Eastern Caribbean Overview

Eastern Caribbean Loan Overview FirstBank's Eastern Caribbean operations include presence in St Thomas, St Croix, St John, Tortola and Virgin Gorda In 1999 and 2002, FirstBank acquired the USVI and BVI branches of Citibank and JPMorgan Chase, respectively FirstBank has become a market leader in these particularly affluent markets In the USVI, estimates reflect, #1 share by assets (37%), #1 share by originations (71%) and #2 share by deposits (38%)* Improved position with the launch of First Express, specializing in small scale sub- prime lending Deposits up from $557 million to $1,017 million as of September 30, 2007 and loans up from $435 million to $915 million since 2003 *Compilation of different industry sources

Eastern Caribbean Insurance Insurance Commissions have shown a CAGR of 73.53% since 2003 * (Annualized estimate) First Insurance VI has experienced growth since inception, we currently operate insurance agency offices in the Virgin Islands Leverage the insurance needs of customers across the Bank's business lines, including auto, mortgage, consumer and commercial Other key priorities are opening additional offices through FirstBank branches Recent efforts have focused on further developing the commercial insurance segment

Investments and Funding

| 73 First BanCorp Investment Security Portfolio (as of September 30, 2007) Total = $5,227,817,473

| 75 Investment Security Portfolio - by Rating Distribution (as of September 30, 2007) 96.37% AAA Rated

| 77 | 77 Date 10/30/2007 11/15/2007 12/27/2007 2/14/2008 5/15/2015 4/8/2019 6/30/2020 10/6/2020 2/17/2022 3/7/2022 7/30/2023 4/26/2024 2/14/2025 6/5/2028 9/8/2028 6/23/2033 6/23/2033 Market Value 400458150 67752800 133985009 158984436 97890000 507859360 197807078 450045000 294792029 392720000 16817888 98650000 12856550 68837080 16315700 10190255 10190255 Book Yield 0.0416 0.0492 0.0488 0.044 0.041 0.0575 0.058 0.0606 0.0575 0.0575 0.0577 0.0595 0.0605 0.0552 0.054 0.0617 0.0617 * Effective maturity may differ due to embedded call options First BanCorp U.S. Government & Agency Portfolio by Final Maturity*

| 79 | 79 Cost of Funds YTD 4.75% First BanCorp Funding (as of September 30, 2007)

| 81 First BanCorp Weighted Average Time Left to Final Maturity* of the Callable & Fixed Brokered CD Portfolio Bullets Portfolio WAVG Life Left Callables 12/31/2002 2.54 9.2 12.06 12/31/2003 1.54 10.62 14.21 12/31/2004 1.38 11.91 13.5 12/31/2005 0.3 6.19 11.01 12/31/2006 0.37 6.82 10.32 3/31/2007 0.4 5.96 9.72 6/30/2007 1.16 6.05 9.45 9/30/2007 1.22 5.86 9.41 * Effective maturity may differ due to call option

2008 and Beyond

First BanCorp - Total Capital Ratio Strong Capital Position to support execution of Strategic Initiatives

12/31/1997 12/31/1998 12/31/1999 12/29/2000 12/31/2001 12/31/2002 12/31/2003 12/31/2004 12/30/2005 12/29/2006 12/31/2007 Net Income 47.53 51.81 62.08 67.28 86 132.86 119.89 177.33 114.6 84.63 First BanCorp - Net Income History $ (Millions) *1998 - 1999 not restated. 2007 thru Sep. 1998 - 2005 A history of Profitability - Consistent Loan Growth - Franchise and Product Expansion - Consistent EPS Growth 2005 - 2007 - Adverse Interest Rate Cycle - Legal and Regulatory Challenges - Restatement Process 2005 - Includes $162 million for SEC & Class Action, non- cash derivatives losses and one-time expenses related to re-statement May 2006 - $2.5 billion Doral commercial loan re- payment 2007 September YTD - $61 million of net income, which includes a net $1.0 gain for insurance settlement of class action, non-cash derivatives losses and one-time expenses. 2006 - Includes $90 million non-cash derivatives losses and one-time expenses

First BanCorp
Enterprise Wide Focus: 2008 and Beyond

- **Execute on alternatives to optimize available Capital:**
  - In excess of $300 million above minimum regulatory capital as of September 30, 2007
- **Continue leveraging on a more favorable interest rate scenario:**
  - $12.5MM Net Interest Income Improvement for each 25bps of 3-month Libor reduction
- **Continue development of Business Franchise to increase market share in key products:**
  - **Brand**: Consumer top of mind recall of FirstBank brand improved from 7th during 2005 to 3rd position in 2007*
  - **Quality:** Capitalize on current leadership position in quality of service and process improvement initiatives to increase cross selling and attract new customers.
  - **One Stop Shop:** Increase customer growth and share of wallet of existing FirstBank customers, 39,000 referrals YTD with 25% closing rate.
- **Continue executing Business Rationalization initiative:**
  - Identified $13 million in cost reduction and revenue enhancement initiatives for 2008
  - $3.3 million from voluntary separation program.
- **Focus on Asset Quality and reduction of non-accrual loans.**

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*Source: Ipsos Brand Tracking (2007), Millward Brown Brand Dynamics (2005)

First BanCorp

Asset Quality

First BanCorp Total Loans Decrease in total loans in 2006 is mainly a result of repayments of approximately $2.7 billion in secured commercial loans to Doral and R&G of which $2.4 billion represented the non-recurrent payment received in May 2006

First BanCorp Asset Quality Non performing residential mortgage loans have increased during 2006 and first half of 2007. Historically, the Corporation has experienced minimal losses in this portfolio. Current reserve levels for the mortgage portfolio were reviewed and validated by an external consultant

First BanCorp Lending & Credit Administration

First BanCorp Net Charge-Off Ratios to Average Loans 2002 2003 2004 2005 2006 2007 * Residential Real Estate Loans 0.0009 0.0004 0.0002 0.0005 0.0004 0.0006 Commercial & Construction Loans 0.0014 0.0017 0.0011 0.001 0.0004 0.0018 Consumer Loans 0.0315 0.026 0.0225 0.0206 0.029 0.0345 Total Loans 0.0087 0.0066 0.0048 0.0039 0.0055 0.0077 * Annualized as of September 30, 2007

First BanCorp Capital Position

FirstBank Capital Position Note: Historically, holding company capital ratios are slightly higher.

Stock Performance

First BanCorp FBP Stock Performance vs. Peers 2007 YTD *Full service commercial bank peers in PR Source: Bloomberg Performance in line with U.S. indices and outperforming local peers *

First BanCorp Total Return Comparison vs. Bank Indexes *10 years ended 9/30/07 Source: Bloomberg

First BanCorp - Market Price to Book Value Ratio P/B multiple at lowest level in last 10 yrs. Source: Bloomberg

First BanCorp (NYSE: FBP) Overview December 2007